Exhibit 99.906CERT

Form N-CSR Item 11(b) Exhibit

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Government Obligations Portfolio (the “Portfolio”) that:

(a)                      the Annual Report of the Portfolio on Form N-CSR for the period ended October 31, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)                     the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Portfolio for such period.

A signed original of this written statement required by section 906 has been provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.

Government Obligations Portfolio

Date:	December 16, 2005

/s/Barbara E. Campbell
Barbara E. Campbell
Treasurer as of October 31, 2005

Date:	December 16, 2005

/s/Dan A. Maalouly
Dan A. Maalouly
Treasurer
Date:	December 16, 2005

/s/Mark S. Venezia
Mark S. Venezia
President